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                                                                     Exhibit 1.1
                                                                  DRAFT 11/15/01

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                         PLUM CREEK TIMBER COMPANY, INC.


                             a Delaware corporation

                        8,566,637 Shares of Common Stock

                               PURCHASE AGREEMENT







        Dated: November -, 2001

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                                TABLE OF CONTENTS

SECTION 1.          Representations and Warranties..................................................3

(a)       REPRESENTATIONS AND WARRANTIES BY THE COMPANY.............................................3

       (i)      Compliance with Registration Requirements...........................................3

       (ii)     Incorporated Documents..............................................................4

       (iii)    Independent Accountants.............................................................4

       (iv)     Financial Statements................................................................4

       (v)      No Material Adverse Change in Business..............................................5

       (vi)     Good Standing of the Company........................................................5

       (vii)    Good Standing of Subsidiaries.......................................................6

       (viii)   Capitalization......................................................................6

       (ix)     Authorization of Agreement..........................................................6

       (x)      Description of Securities...........................................................6

       (xi)     Absence of Defaults and Conflicts...................................................7

       (xii)    Absence of Proceedings..............................................................7

       (xiii)   Accuracy of Exhibits................................................................8

       (xiv)    Absence of Further Requirements.....................................................8

       (xv)     Possession of Licenses and Permits..................................................8

       (xvi)    Title to Property...................................................................8

       (xvii)   Investment Company Act..............................................................9

       (xviii)  Environmental Laws..................................................................9

       (xix)    REIT................................................................................9

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
       (xx)     Registration Rights................................................................10

       (xxi)    NYSE Listing.......................................................................10

(b)       REPRESENTATIONS AND WARRANTIES BY THE SELLING STOCKHOLDERS...............................10

       (i)      Accurate Disclosure................................................................10

       (ii)     Authorization of Agreements........................................................10

       (iii)    Good and Marketable Title..........................................................11

       (iv)     Absence of Manipulation............................................................11

       (v)      Absence of Further Requirements....................................................11

       (vi)     Restriction on Sale of Securities..................................................11

       (vii)    No Association with NASD...........................................................12

(c)       OFFICER'S CERTIFICATES...................................................................12

SECTION 2.          Sale and Delivery to Underwriters; Closing.....................................13

(a)       INITIAL SECURITIES.......................................................................13

(b)       OPTION SECURITIES........................................................................13

(c)       PAYMENT..................................................................................13

(d)       DENOMINATIONS; REGISTRATION..............................................................14

SECTION 3.          Covenants of the Company.......................................................14

(a)       COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUESTS...........................14

(b)       FILING OF AMENDMENTS.....................................................................15

(c)       DELIVERY OF REGISTRATION STATEMENTS......................................................15

(d)       DELIVERY OF PROSPECTUSES.................................................................15

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
(e)       CONTINUED COMPLIANCE WITH SECURITIES LAWS................................................16

(f)       BLUE SKY QUALIFICATIONS..................................................................16

(g)       RULE 158.................................................................................17

(h)       RESTRICTION ON SALE OF SECURITIES........................................................17

(i)       REPORTING REQUIREMENTS...................................................................17

SECTION 4.          Payment of Expenses............................................................17

(a)       EXPENSES.................................................................................17

(b)       EXPENSES OF THE SELLING STOCKHOLDERS.....................................................18

(c)       TERMINATION OF AGREEMENT.................................................................18

(d)       ALLOCATION OF EXPENSES...................................................................18

SECTION 5.          Conditions of Underwriters' Obligations........................................19

(a)       EFFECTIVENESS OF REGISTRATION STATEMENT..................................................19

(b)       OPINION OF COUNSEL FOR COMPANY...........................................................19

(c)       OPINION OF IN-HOUSE COUNSEL..............................................................19

(d)       OPINION OF COUNSEL FOR THE SELLING STOCKHOLDERS..........................................19

(e)       OPINION OF COUNSEL FOR UNDERWRITERS......................................................19

(f)       OFFICERS' CERTIFICATE....................................................................20

(g)       CERTIFICATE OF SELLING STOCKHOLDERS......................................................20

(h)       ACCOUNTANT'S COMFORT LETTER..............................................................20

(i)       BRING-DOWN COMFORT LETTER................................................................21

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
(j)       NO OBJECTION.............................................................................21

(k)       LOCK-UP AGREEMENTS.......................................................................21

(l)       CONDITIONS TO PURCHASE OF OPTION SECURITIES..............................................21

       (i)      Officers' Certificate..............................................................21

       (ii)     Certificate of Selling Stockholders................................................21

       (iii)    Opinion of Counsel for Company.....................................................21

       (iv)     Opinion of In-House Counsel........................................................22

       (v)      Opinion of Counsel for the Selling Stockholders....................................22

       (vi)     Opinion of Counsel for Underwriters................................................22

       (vii)    Bring-down Comfort Letter..........................................................22

(m)       ADDITIONAL DOCUMENTS.....................................................................22

(n)       TERMINATION OF AGREEMENT.................................................................22

SECTION 6.          Indemnification................................................................23

(a)       INDEMNIFICATION OF UNDERWRITERS BY THE COMPANY...........................................23

(b)       INDEMNIFICATION OF UNDERWRITERS BY THE SELLING STOCKHOLDERS..............................24

(c)       INDEMNIFICATION OF COMPANY, DIRECTORS AND OFFICERS AND SELLING STOCKHOLDERS..............25

(d)       ACTIONS AGAINST PARTIES; NOTIFICATION....................................................25

(e)       SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE.......................................26

(f)       OTHER AGREEMENTS WITH RESPECT TO INDEMNIFICATION.........................................26

SECTION 7.          Contribution...................................................................26

SECTION 8.          Representations, Warranties and Agreements to Survive Delivery.................28

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
SECTION 9.          Termination of Agreement.......................................................28

(a)       TERMINATION; GENERAL.....................................................................28

(b)       LIABILITIES..............................................................................29

SECTION 10.         Default by One or More of the Underwriters.....................................29

SECTION 11.         Default by one or more of the Selling Stockholders.............................30

SECTION 12.         Notices........................................................................30

SECTION 13.         Parties........................................................................31

SECTION 14.         GOVERNING LAW AND TIME.........................................................31

SECTION 15.         Effect of Headings.............................................................31

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
SCHEDULES

         Schedule A  -  List of Underwriters..................................................Sch A-1

         Schedule B  -  List of Selling Stockholders..........................................Sch B-1

         Schedule C  -  Pricing Information...................................................Sch C-1

         Schedule D  -  List of Subsidiaries..................................................Sch D-1

         Schedule E  -  List of Persons subject to Lock-up....................................Sch E-1

EXHIBITS

         Exhibit A - Form of Opinion of Company's Counsel.........................................A-1

         Exhibit B - Form of Opinion of In-House Counsel..........................................B-1

         Exhibit C - Form of Opinion for the Selling Stockholders.................................C-1

         Exhibit D- Form of Lock-up Letter........................................................D-1

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                         PLUM CREEK TIMBER COMPANY, INC.

                            (a Delaware corporation)

                        8,566,637 Shares of Common Stock

                           (Par Value $.01 Per Share)

                               PURCHASE AGREEMENT

                                                                November _, 2001

   MERRILL LYNCH & CO.
   Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated,

   Goldman, Sachs & Co.
   D.A. Davidson & Co.
         as Representatives of the several Underwriters
   c/o  Merrill Lynch & Co.
   Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated
   North Tower
   World Financial Center
   New York, New York  10281-1209

   Ladies and Gentlemen:

                  Plum Creek Timber Company, Inc., a Delaware corporation (the "Company"), and the entities listed in Schedule B hereto (the "Selling Stockholders"), confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), which is acting as sole book-runner, and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Goldman, Sachs & Co. and D.A. Davidson & Co. are acting as representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Selling Stockholders, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.01 per share,

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of the Company ("Common Stock") set forth in Schedules A and B hereto and (ii)
the grant by the Selling Stockholders to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 1,284,996 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 8,566,637 shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 1,284,996 shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities".

                  The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

                  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-72522) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or
(ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." If Rule 434 is relied

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on, the term "Prospectus" shall refer to the preliminary prospectus dated
November __, 2001 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

                  All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

                  SECTION 1.     Representations and Warranties.

         (a) REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

                  (i) COMPLIANCE WITH REGISTRATION REQUIREMENTS. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make

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         the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, when read together with the Prospectus, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectus. Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (ii) INCORPORATED DOCUMENTS. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (iii) INDEPENDENT ACCOUNTANTS. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (iv) FINANCIAL STATEMENTS. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position of each of the Company and its consolidated subsidiaries and The Timber Company (as defined

                                       4
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         in the Registration Statement) and its consolidated subsidiaries, as applicable, at the dates indicated and the statement of operations, stockholders' equity and cash flows of each of the Company and its consolidated subsidiaries, as applicable, and The Timber Company and its consolidated subsidiaries, as applicable, for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly, in all material respects, in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly, in all material respects, the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All pro forma financial statements and related notes that are required to be included in the Registration Statement and the Prospectus have been so included.

                  (v) NO MATERIAL ADVERSE CHANGE IN BUSINESS. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Common Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (vi) GOOD STANDING OF THE COMPANY. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is

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         duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                  (vii) GOOD STANDING OF SUBSIDIARIES. Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation, partnership or limited liability company in good standing under the laws of the jurisdiction of its formation, has corporate, partnership or limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation, partnership or limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding equity interests of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding equity interests of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are the subsidiaries listed on Schedule D hereto.

                  (viii) CAPITALIZATION. The shares of issued and outstanding capital stock, including the Securities to be purchased by the Underwriters from the Selling Stockholders, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock, including the Securities to be purchased by the Underwriters from the Selling Stockholders, was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

                  (ix) AUTHORIZATION OF AGREEMENT. This Agreement has been duly authorized, executed and delivered by the Company.

                  (x) DESCRIPTION OF SECURITIES. The Common Stock conforms to all statements relating thereto incorporated in the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder.

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                  (xi)     ABSENCE OF DEFAULTS AND CONFLICTS. Neither the
         Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the organizational instrument of the Company or any subsidiary or any law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations and that is, to the knowledge of the Company, applicable to the Company or any of its subsidiaries. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

                  (xii) ABSENCE OF PROCEEDINGS. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is subject which are not described in the Registration Statement, including ordinary routine

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         litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.

                  (xiii) ACCURACY OF EXHIBITS. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

                  (xiv) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering and sale of the Securities hereunder or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

                  (xv) POSSESSION OF LICENSES AND PERMITS. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such authorizations would not, individually or in the aggregate, result in a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (xvi) TITLE TO PROPERTY. The Company and its subsidiaries have good and marketable title to all real property (other than timber) owned by the Company and its subsidiaries and good title to all other properties (including timber) owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) such defects in title and, in the case of properties or assets which are leased, such defects in leasehold interests, as would not reasonably be expected to materially impair the value of all such properties or assets or materially interfere with the ordinary conduct of the business of the

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         Company and its subsidiaries as currently conducted and currently proposed to be conducted.

                  (xvii) INVESTMENT COMPANY ACT. The Company is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xviii) ENVIRONMENTAL LAWS. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements,
         (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

                  (xix) REIT. Beginning with its taxable year ending December 31, 1999, the Company has been, and will for all taxable years thereafter continue to be, organized in conformity with the requirements for qualification as a "real estate investment trust" (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"); and, the Company has operated its business, and will continue to operate its business for all taxable years following the date hereof, in a manner that has allowed it and will allow it to qualify as a REIT. The Company has elected to be taxable as a REIT on its federal income tax return (and on any appropriate state tax return) for each year beginning with the taxable year ending December 31, 1999 and will do so for the taxable year ending December 31, 2001.

                  (xx) REGISTRATION RIGHTS. There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the 1933 Act with respect to any securities of the Company or to require the Company to include such securities with the Securities registered pursuant to the Registration Statement, except for such as were granted to the Selling Stockholders pursuant to a Registration Rights Agreement (the "Registration Rights Agreement") between the Company and the Selling Stockholders dated as of July 1, 1999.

                  (xxi) NYSE LISTING. The outstanding shares of Common Stock, including the Securities, are listed on the New York Stock Exchange (the "NYSE").

         (b) REPRESENTATIONS AND WARRANTIES BY THE SELLING STOCKHOLDERS. Each Selling Stockholder severally represents and warrants to each Underwriter as of the date hereof, as of the Closing Time, and, if the Selling Stockholder is selling Option Securities on a Date of Delivery, as of each such Date of Delivery, and agrees with each Underwriter, as follows:

                  (i) ACCURATE DISCLOSURE. The information with respect to such Selling Stockholder contained in the Registration Statement and the Prospectus, in each case under the caption "Selling Stockholders," complies in all material respects with the requirements of Item 507 of the Commission's Regulation S-K and such information does not include, and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery) will not include, an untrue statement of a material fact or omit to state a material fact required to be stated in such information or necessary to make such information not misleading.. Such Selling Stockholder hereby agrees that it has provided, or shall be deemed to have provided, such information pertaining to it in writing to the Company for use in preparing such documents.

                  (ii) AUTHORIZATION OF AGREEMENTS. Each Selling Stockholder has the full right, power and authority to enter into this Agreement and to sell, transfer and deliver the Securities to be sold by such Selling Stockholder hereunder. The execution and delivery of this Agreement and the sale and delivery of the Securities to be sold by such Selling Stockholder and the consummation of the transactions contemplated herein and compliance by such Selling Stockholder with its obligations hereunder have been duly authorized by such Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the

         Securities to be sold by such Selling Stockholder or any property or assets of such Selling Stockholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of its properties.

                  (iii) GOOD AND MARKETABLE TITLE. Such Selling Stockholder has and will at the Closing Time and, if any Option Securities are purchased, on the Date of Delivery have good and marketable title to the Securities to be sold by such Selling Stockholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and marketable title to the Securities purchased by it from such Selling Stockholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

                  (iv) ABSENCE OF MANIPULATION. Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (v) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by each Selling Stockholder of its obligations hereunder or in connection with the sale and delivery of the Securities hereunder, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

                  (vi)  RESTRICTION ON SALE OF SECURITIES. During a period of
         90 days from the date of the Prospectus, such Selling Stockholder will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether now owned or hereafter acquired by such Selling Stockholder or with respect to which such Selling Stockholder has or hereafter acquires the power of disposition or request that any registration statement under the 1933 Act with respect to any of the foregoing be filed or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to: (A) the Securities to be sold hereunder or (B) distributions by the Selling Stockholders of Common Stock to their limited partners, provided that such limited partners agree in writing to be bound by this subsection. In addition, notwithstanding the first sentence of this paragraph, in the event that any Selling Stockholder distributes Common Stock to its limited partners pursuant to clause (B) of the preceding sentence, such limited partner may (i) make contributions of Common Stock to BONA FIDE charities; provided, however, that the aggregate amount of such contributions does not exceed 10% of the aggregate number of shares of Common Stock distributed to such limited partner since the date of the Prospectus and (ii) make contributions of Common Stock to BONA FIDE charities in excess of the limitation set forth in clause (i) of this sentence if such charity agrees in writing to be bound by this subsection.

                  (vii) NO ASSOCIATION WITH NASD. Except as previously disclosed in writing by the Selling Stockholders to Merrill Lynch on behalf of the Underwriters, neither such Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

         (c) OFFICER'S CERTIFICATES. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Stockholders as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Stockholder as to the as to the matters covered thereby.

                  SECTION 2.    SALE AND DELIVERY TO UNDERWRITERS; CLOSING.

         (a) INITIAL SECURITIES. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Selling Stockholder, severally and not jointly, agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from each Selling Stockholder, at the price per share set forth in Schedule C, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of such Selling Stockholder which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

         (b) OPTION SECURITIES. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Stockholders, severally and not jointly hereby grant an option to the Underwriters, severally and not jointly, to purchase up to that proportion of the number of Option Securities set forth in Schedule B opposite the name of such Selling Stockholder at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Selling Stockholders setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase from each of the Selling Stockholders on a pro rata basis that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

         (c) PAYMENT. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York, 10004, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Stockholders, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company and the Selling Stockholders (such time and date of payment and delivery being herein called "Closing Time").

                  In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Stockholders, on each Date of Delivery as specified in the notice from the Representatives to the Company and the Selling Stockholders.

                  Payment shall be made to the Selling Stockholders by wire transfer of immediately available funds to a bank account designated by the Selling Stockholders against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

         (d) DENOMINATIONS; REGISTRATION. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

                  SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with each Underwriter as follows:

         (a) COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUESTS. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) FILING OF AMENDMENTS. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

         (c) DELIVERY OF REGISTRATION STATEMENTS. The Company has furnished, will deliver or has made available, to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives or will also make available, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (d) DELIVERY OF PROSPECTUSES. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (e) CONTINUED COMPLIANCE WITH SECURITIES LAWS. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

         (f) BLUE SKY QUALIFICATIONS. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

         (g) RULE 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

         (h) RESTRICTION ON SALE OF SECURITIES. During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted to any existing or future employee of the Company, (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan or (E) the registration of shares of Common Stock owned by any Selling Stockholder pursuant to the Registration Rights Agreement, but only to the extent that Merrill Lynch releases such Selling Stockholder from its obligations under Section 1(b)(vi) hereunder.

         (i) REPORTING REQUIREMENTS. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

                  SECTION 4.      PAYMENT OF EXPENSES.

         (a) EXPENSES. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) subject to receipt of documentation (such documentation to be sufficient for this purpose if it is of a type customarily obtained by the Underwriters), the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto,
(vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) subject to receipt of documentation (such documentation to be sufficient for this purpose if it is of a type customarily obtained by the Underwriters), the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of Securities, (x) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange and the Pacific Exchange and (xi) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants and the cost of any aircraft chartered in connection with the road show.

         (b) EXPENSES OF THE SELLING STOCKHOLDERS. Each Selling Stockholders will pay its share of stamp duties, capital duties, and stock transfer taxes, if any, attributable to the sale of the Securities to the Underwriters and their transfer between the Underwriters pursuant to an agreement between such Underwriters and its share of fees and disbursements of their counsel.

         (c) TERMINATION OF AGREEMENT. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or Section 11 hereof, the Company and the Selling Stockholders shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters, subject to receipt of documentation of such expenses (such documentation to be sufficient for this purpose if it is of a type customarily obtained by the Underwriters).

         (d) ALLOCATION OF EXPENSES. The provisions of this Section shall not affect any agreement that the Company and the Selling Stockholders may make for the sharing of such costs and expenses.

                  SECTION 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company or on behalf of any Selling Stockholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

         (a) EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

         (b) OPINION OF COUNSEL FOR COMPANY. At Closing Time, the Representatives shall have received an opinion, dated as of Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, in form and substance reasonably satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

         (c) OPINION OF IN-HOUSE COUNSEL. At Closing Time, the Representatives shall have received an opinion, dated as of Closing Time, of James A. Kraft, Esq., Vice President, General Counsel and Secretary of the Company, in form and substance reasonably satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

         (d) OPINION OF COUNSEL FOR THE SELLING STOCKHOLDERS. At Closing Time, the Representatives shall have received an opinion, dated as of Closing Time, of Sullivan & Cromwell, counsel for the Selling Stockholders, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit C hereto.

         (e) OPINION OF COUNSEL FOR UNDERWRITERS. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of

Fried, Frank, Harris, Shriver & Jacobson, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in clauses (i), (ii), (v), (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Company), (vi) through (viii), inclusive,
(xi) and the penultimate paragraph of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

         (f) OFFICERS' CERTIFICATE. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in
Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, are contemplated by the Commission.

         (g) CERTIFICATE OF SELLING STOCKHOLDERS. At Closing Time, the Representatives shall have received a certificate of each Selling Stockholder, dated as of Closing Time, to the effect that (i) the representations and warranties of each Selling Stockholder contained in Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) each Selling Stockholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

         (h) ACCOUNTANT'S COMFORT LETTER. At the time of the execution of this Agreement, the Representatives shall have received from each of PricewaterhouseCoopers LLP and Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letters for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

         (i) BRING-DOWN COMFORT LETTER. At Closing Time, the Representatives shall have received from each of PricewaterhouseCoopers LLP and Arthur Andersen LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in their respective letters furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

         (j) NO OBJECTION. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (k) LOCK-UP AGREEMENTS. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit D hereto signed by the persons listed on Schedule E hereto.

         (l) CONDITIONS TO PURCHASE OF OPTION SECURITIES. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Selling Stockholders contained herein and the statements in any certificates furnished by the Company, any subsidiary of the Company and the Selling Stockholders hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

                  (i) OFFICERS' CERTIFICATE. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

                  (ii) CERTIFICATE OF SELLING STOCKHOLDERS. A certificate, dated such Date of Delivery, of each Selling Stockholder confirming that the certificate delivered at Closing Time pursuant to Section 5(f) remains true and correct as of such Date of Delivery.

                  (iii) OPINION OF COUNSEL FOR COMPANY. An opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, in form and substance reasonably satisfactory to the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

                  (iv) OPINION OF IN-HOUSE COUNSEL. An opinion of James A. Kraft, Esq., Vice President, General Counsel and Secretary of the Company, in form and substance reasonably satisfactory to the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

                  (v) OPINION OF COUNSEL FOR THE SELLING STOCKHOLDERS. An opinion of Sullivan & Cromwell, counsel for the Selling Stockholders, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

                  (vi) OPINION OF COUNSEL FOR UNDERWRITERS. The favorable opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(e) hereof.

                  (vii) BRING-DOWN COMFORT LETTER. A letter from each of PricewaterhouseCoopers LLP and Arthur Andersen LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(h) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

         (m) ADDITIONAL DOCUMENTS. At Closing Time and at each Date of Delivery counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Stockholders at or prior to the Closing Time or the Date of Delivery, as the case may be, in connection with the sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

         (n) TERMINATION OF AGREEMENT. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

                  SECTION 6.      INDEMNIFICATION.

         (a) INDEMNIFICATION OF UNDERWRITERS BY THE COMPANY. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act to the extent and in the manner set forth in clauses
(i), (ii) and (iii) as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever (which in the case of legal expenses, must be reasonable), as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based, in each case, upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including, subject to Section 6(d), the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided, further that the Company and the Selling Stockholders will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus to the extent that the Company and the Selling Stockholder shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that the Underwriter sold securities to a person to whom such Underwriter failed to send or give, at or prior to the written confirmation of the sale of such securities, a copy of the Prospectus (as amended or supplemented) if the Company has previously furnished copies thereof to the Underwriter (sufficiently in advance of the Closing Time to allow for distribution of the Prospectus in a timely manner) and complied with their obligations hereunder and the loss, liability, claim, damage or expense of the Underwriter resulted from an untrue statement or omission or alleged untrue statement or omission of a material fact contained in or omitted from such preliminary prospectus (as amended or supplemented) which was corrected in the Prospectuses (as amended or supplemented).

                  Insofar as this indemnity agreement may permit indemnification for liabilities under the 1933 Act of any person who is a partner of an Underwriter or who controls an underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and who, at the date of this Agreement, is a director or officer of the Company or controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, such indemnity agreement is subject to the undertaking of the Company in the Registration Statement under "Undertakings" thereof.

         (b) INDEMNIFICATION OF UNDERWRITERS BY THE SELLING STOCKHOLDERS. Each Selling Stockholder, severally and not jointly (in the proportion that the number of Securities being sold by such Selling Stockholder bears to the total number of Securities and to the extent permitted by law), agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the

Prospectus (or any amendment or supplement thereto). The liability of each Selling Stockholder under this Section 6 shall be limited to an amount equal to the net proceeds received by such Selling Stockholder (before deducting taxes and expenses) from the offering of the Securities sold by such Selling Stockholder.

         (c) INDEMNIFICATION OF COMPANY, DIRECTORS AND OFFICERS AND SELLING STOCKHOLDERS. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Selling Stockholder and each person, if any, who controls any Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (d) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. If it so elects within a reasonable time after receipt of such notice, upon providing notice thereof to the indemnified party, an indemnifying party shall be entitled to participate in such action and, to the extent that it shall wish, jointly with any other indemnifying parties receiving the notice required under the first sentence hereof, assume the defense of such action with counsel chosen by it (provided that such counsel is approved, in their sole discretion, by the indemnified parties who are defendants in such action) unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them that are different from or in addition to those available to such indemnifying party. In the absence of such an election by an indemnifying party within a reasonable period of time after receipt of such notice to assume the defense of such an action or, in the event of a failure to assume the defense of such action within a reasonable period of time, in the case of parties indemnified pursuant to Sections 6(a) and 6(b) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6() above, counsel to the indemnified parties shall be selected by the Company. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (e)      SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. Subject to
Section 6(d) and, in the case of the Selling Stockholders, the last sentence of
Section 6(b) if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         (f) OTHER AGREEMENTS WITH RESPECT TO INDEMNIFICATION. The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholders with respect to indemnification.

                  SECTION 7. CONTRIBUTION. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received the Selling Stockholders and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of the Securities as set forth on such cover.

                  The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                  Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, each Selling Stockholder and each director or officer thereof, and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Stockholder, as the case may be. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint. The liability of each Selling Stockholder under this Section 7 shall be limited to an amount equal to the net proceeds received by such Selling Stockholder (before deducting taxes and expenses) from the offering of the Securities sold by such Selling Stockholder pursuant to this Agreement and no Selling Stockholder shall be required to contribute except to the extent that such Selling Stockholder would have been liable to indemnify under Section 6(b) if such indemnification were enforceable under applicable law.

                  The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholders with respect to contribution.

                  SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or the Selling Stockholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Selling Stockholders, and shall survive delivery of the Securities to the Underwriters.

                  SECTION 9.      TERMINATION OF AGREEMENT.

         (a) TERMINATION; GENERAL. The Representatives may terminate this Agreement, by notice to the Company and the Selling Stockholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus (exclusive of any supplement thereto), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange or the Pacific Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or
(iv) if a banking moratorium has been declared by either Federal or New York authorities.

         (b) LIABILITIES. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

                  SECTION 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                  (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                  (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

                  No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

                  In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Selling Stockholders to sell the relevant Option Securities, as the case may be, either (i) the Representatives or (ii) the Selling Stockholders shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

                  SECTION 11. DEFAULT BY ONE OR MORE OF THE SELLING STOCKHOLDERS. If a Selling Stockholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities which such Selling Stockholder is obligated to sell hereunder, and the remaining Selling Stockholder does not exercise the right hereby granted to increase the number of Securities to be sold by it hereunder to the total number to be sold by all Selling Stockholders as set forth in Schedule B hereto, then the Underwriters may, at option of the Representatives, by notice from the Representatives to the Company and the non-defaulting Selling Stockholder, either (a) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect or (b) elect to purchase the Securities which the non-defaulting Selling Stockholder has agreed to sell hereunder. No action taken pursuant to this
Section 11 shall relieve any Selling Stockholder so defaulting from liability, if any, in respect of such default.

                  In the event of a default by any Selling Stockholder as referred to in this Section 11, each of the Representatives, the Company and the non-defaulting Selling Stockholder shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

                  SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at North Tower, World Financial Center, New York, New York

10281-1201, attention of Dan Granirer, with a copy to Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004, attention of Valerie Ford Jacob; notices to the Company shall be directed to it at 999 Third Avenue, Suite 2300, Seattle, Washington 98104, attention of James A. Kraft, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, 34th Floor, Los Angeles, California 90071, attention of Gregg A. Noel; and notices to the Selling Stockholders shall be directed to 591 Redwood Highway, Suite 3215, Mill Valley, California 94941, attention of William J. Patterson, with a copy to Sullivan & Cromwell, 1888 Century Park East, Los Angeles, California 90067, attention of Alison S. Ressler.

                  SECTION 13. PARTIES. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Stockholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Stockholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Stockholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                  SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

                  SECTION 15. EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Selling Stockholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Stockholders in accordance with its terms.

                                                Very truly yours,

                                       PLUM CREEK TIMBER COMPANY, INC.



                                       By:______________________________________
                                          Name:
                                          Title:



                                       PC ADVISORY PARTNERS I, L.P.

                                       By: PC Advisory Corp. I, its general
                                       partner



                                       By:______________________________________
                                          Name:
                                          Title:


                                       PCMC INTERMEDIATE HOLDINGS, L.P.

                                       By: PC Advisory Partners I, L.P., its
                                       general partner

                                       By: PC Advisory Corp. I, its general
                                       partner


                                       By:______________________________________
                                          Name:
                                          Title:

CONFIRMED AND ACCEPTED,
        as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                   INCORPORATED

GOLDMAN, SACHS & CO.

D.A. DAVIDSON & CO.

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                  INCORPORATED

By
  -------------------------------------
       Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                                                      SCHEDULE A

                                                                     Number of
                                                                      Initial
    NAME OF UNDERWRITER                                              Securities
                                                                     ----------
Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated.................................
Goldman, Sachs & Co...............................................
D. A. Davidson & Co...............................................

Total.............................................................    8,566,637


                                    Sch A-1

                                                                      SCHEDULE B

                                        Number of Initial     Maximum Number of Option
                                      Securities to be Sold     Securities to be Sold
                                      ---------------------     ---------------------
PC Advisory Partners I, L.P.                  85,666                   12,850

PCMC Intermediate Holdings, L.P.            8,480,971                 1,272,146

Total                                       8,566,637                 1,284,996



                                    Sch B-1

                                                                 SCHEDULE C

                         Plum Creek Timber Company, Inc.
                        8,566,637 Shares of Common Stock
                           (Par Value $ .01 Per Share)

                  1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $0.

                  2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $o, being an amount equal to the initial public offering price set forth above less $o per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.


                                    Sch C-1

                                                                      SCHEDULE D

DIRECTLY HELD

Plum Creek Timber I, L.L.C.
Plum Creek Timberlands, L.P. (99% limited partner interest)

INDIRECTLY HELD

Plum Creek Timberlands, L.P. (1% general partner interest)
Plum Creek Timber II, L.L.C.
Plum Creek Maine Timberlands, L.L.C.
Plum Creek Southern Timber, L.L.C.
Plum Creek South Central Timberlands, L.L.C.
Plum Creek Manufacturing, L.P.
Plum Creek Manufacturing Holding Company, Inc.
Plum Creek Northwest Lumber, Inc.
Plum Creek Northwest Plywood, Inc.
Plum Creek MDF, Inc.
Plum Creek Southern Lumber, Inc.
Plum Creek Marketing, Inc.
Plum Creek Investment Company
Plum Creek Land Company
Plum Creek Maine Marketing Inc.
Highland Resources Inc.



                                    Sch D-1

                                                                      SCHEDULE E


                 List of persons and entities subject to lock-up


Rick R. Holley

William R. Brown

Michael J. Covey

Barbara L. Crowe

James A. Kraft

David D. Leland

Joe E. Beverly

Ian B. Davidson

John G. McDonald

Hamid R. Moghadam

William E. Oberndorf

William J. Patterson

John H. Scully

Stephen C. Tobias

Sam A. Williams




                                    Sch E-1

                                                                       Exhibit A

                      FORM OF OPINION OF COMPANY'S COUNSEL

                    TO BE DELIVERED PURSUANT TO SECTION 5(b)


         (i) The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware.

         (ii) The Company has the corporate power and authority to own its property and to conduct its business as described in the Prospectus.

         (iii) The execution and delivery by the Company of the Purchase Agreement and the consummation by the Company of the transactions contemplated thereby will not conflict with the Certificate of Incorporation or the By-Laws. We do not express any opinion, however, as to whether the execution, delivery or performance by the Company of the Purchase Agreement will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries.

         (iv) The shares of issued and outstanding capital stock of the Company, including the Securities, have been duly authorized, validly issued and are fully paid and non-assessable and none of the outstanding shares of capital stock of the Company was issued in violation of any preemptive rights or any similar rights arising under the Delaware General Corporation Law, the Certificate of Incorporation or the By-Laws.

         (v) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

         (vi) Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b).

         (vii) The Registration Statement and the Prospectus (excluding the documents incorporated by reference therein), as of their respective effective or issue dates, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations, except that in each case we do not express any opinion as to the financial statements and schedules and other financial data included or incorporated by reference therein or excluded therefrom, or the exhibits thereto, and, except to the extent expressly stated in paragraph (x), we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

         (viii) Each of the Incorporated Documents, when it was filed, appeared on its face to be appropriately responsive in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that we do not express any opinion as to the financial statements and related notes and schedules and other financial data included therein or omitted therefrom or the exhibits thereto.

         (ix) The statements in the Prospectus under the caption "Federal Income Taxation of Plum Creek and its Stockholders" and in the Registration Statement under Item 15, in each case insofar as such statements purport to summarize certain provisions of the laws referred to therein, fairly summarize such provisions in all material respects.

         (x) No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the due authorization, execution or delivery of Purchase Agreement by the Company or the consummation by the Company of the transactions contemplated thereby.

         (xi) The Company is not an "investment company," as such term is defined in the 1940 Act.

         (xii) [THIS WILL BE GIVEN IN A SEPARATE OPINION] Under current United States Federal income tax law, commencing with the Company's taxable year ending on December 31, 1999, the Company has been organized in conformity with the requirements for qualification as a REIT under the Code, and the Company's method of operation has enabled it to meet the requirements for qualification as a REIT.

         The Registration Statement, was declared effective under the Act at ____ [a.m.], on November [__], 2001, and we have been orally advised by the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best of our knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

         In addition, we have participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent accountants of the Company and you and your counsel at which the contents of the Registration Statement and the Prospectus and related matters were discussed. We did not participate in the preparation of the Incorporated

Documents but have, however, reviewed such documents and discussed the business and affairs of the Company with officers and other representatives of the Company. Although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and have made no independent check or verification thereof (except to the limited extent referred to in paragraph (ix) above), on the basis of the foregoing, no facts have come to our attention that have led us to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that we express no opinion or belief with respect to the financial statements, schedules and other financial data included or incorporated by reference therein or excluded therefrom or included in the exhibits to the Registration Statement.

         The opinion should also state that the addressees of the opinion may rely on the opinion of such counsel filed as Exhibit 8.2 of the Registration Statement.

         In such opinion, "Registration Statement" shall be defined to include all amendments and supplements to the Registration Statement, the Rule 430A Information, the Rule 434A Information and any Rule 462(b) Registration Statement.

In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                       Exhibit B

                       FORM OF OPINION OF IN-HOUSE COUNSEL

                    TO BE DELIVERED PURSUANT TO SECTION 5(c)



                  The Underwriters shall have received on the Closing Date an opinion of James A. Kraft, Esq., Vice President, General Counsel and Secretary of the Company, dated the Closing Date, to the effect that:

         (i) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or be in good standing would not result in a Material Adverse Effect.

         (ii) Each Subsidiary has been duly incorporated or formed and is validly or legally existing as a corporation, partnership or limited liability company in good standing under the laws of the jurisdiction of its formation, is duly qualified as a foreign corporation, partnership or limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding equity interests of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are free and clear of any preemptive rights or any similar rights arising under the laws of their respective jurisdiction of formation and, to the best of my knowledge, are owned by the Company, directly or through subsidiaries, free and clear of all consensual liens, encumbrances, equities or claims, other than liens to secure indebtedness disclosed in the Prospectus.

         (iii) All of the Company's shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable.

         (iv) The statements in the Prospectus under the caption "Federal and State Regulations," insofar as such statements purport to summarize certain provisions of the laws referred to therein, fairly summarize certain provisions of the laws referred to therein, fairly summarize such provisions in all material respects.

         (v) Each of the Incorporated Documents, when it was filed, appeared on its face to be appropriately responsive in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that I do not express any opinion as to the financial statements and related notes and schedules and other financial data included therein or omitted therefrom or the exhibits thereto.

         (vi) To my knowledge, there are no legal or governmental proceedings pending to which the Company is a party or to which any property of the Company is subject that are required to be disclosed in the Prospectus pursuant to Regulation S-K of the Rules and Regulations that are not so disclosed.

         (vii) Except for such noncompliance with, or failure to receive or comply with the terms of permits, licenses or other approvals required under, applicable Environmental Laws that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company, or except as otherwise set forth in the Prospectus, the Company and its subsidiaries, taken as a whole (a) are in compliance with any and all applicable Environmental Laws, (b) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (c) are in compliance with all of the terms and conditions of any such permit, license or approval.

         (viii) To my knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

         (ix) All descriptions in the Registration Statement of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; to the best of my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

         (x) To the best of my knowledge, (x) neither the Company nor any subsidiary is in violation of its charter or by-laws, (y) no default by the Company or any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, loan agreement or note, and (z) no default by the Company or any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, lease or other agreement or instrument that is described or referred to in the Registration Statement or the

Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement, except, in the case of this clause (z), as would not have a material adverse effect on the Company.

         (xi) The execution and delivery by the Company of the Purchase Agreement and the performance by the Company of its obligations under the Purchase Agreement, in accordance with its terms, (x) do not, whether with or without the giving of notice or lapse of time or both (subject to the Company's compliance with any applicable covenants, restrictions or provisions with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company) conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xi) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to me, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), or (y) do not, whether with or without the giving of notice or lapse of time or both, result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations. I do not express any opinion, however, as to the enforceability of the Purchase Agreement. In addition, I do not express any opinion as to whether the execution, delivery or performance by the Company of the Purchase Agreement will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries.

         In addition, I or my staff have participated in conferences with officers and other representatives of the Company, representatives of the independent accountants of the Company, the Company's outside counsel and you and your counsel at which the contents of the Registration Statement, any amendment thereto and the Prospectus and related matters were discussed. Although I am not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, any amendment thereto or the Prospectus and have made no independent check or verification thereof (except to the limited extent referred to in paragraph (iv) above), on the basis of the foregoing, no facts have come to my attention that have led me to believe that the Registration Statement or any amendment thereto, at the time each became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that I express no opinion or belief with respect to the financial statements, schedules and other financial data included or incorporated by reference therein or excluded therefrom or any such financial statements, schedules and other financial data included in the exhibits to the Registration Statement.

                                                                       Exhibit C

             FORM OF OPINION OF COUNSEL FOR THE SELLING STOCKHOLDERS

                    TO BE DELIVERED PURSUANT TO SECTION 5(d)



         (i) The Purchase Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder.

         (ii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated in the Purchase Agreement in connection with the Securities to be sold by the Selling Stockholders thereunder, except such as have been obtained under the Securities Act of 1933, as amended, or as may be required under the state securities or Blue Sky laws of the various states in connection with the purchase and distribution of the Securities by the Underwriters.

         (iii) The sale of the Securities by each Selling Stockholder to the Underwriters pursuant to the Purchase Agreement, and the performance by each Selling Stockholder of its obligations under the Purchase Agreement, will not violate the partnership agreement of such Selling Stockholder.

         (iv) Good and valid title to such Securities, free and clear of all liens, encumbrances, equities, security interests and claims, has been transferred to each of the several Underwriters who have purchased such Securities in good faith and without notice of any lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code.

         The foregoing opinion is limited to the Federal securities laws of the United States, and the laws of the State of California and the Revised Uniform Limited Partnership Act of the State of Delaware, and we are expressing no opinion as to the effect of the laws of any other jurisdiction.

         In rendering the opinion expressed in paragraphs (iv) above, as to factual matters with respect to liens, encumbrances, equities, security interests and claims, we have relied exclusively on the representations of the Selling Stockholders in the certificate attached hereto, without any independent investigation. Also, we have assumed that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.

FORM OF LOCK-UP FROM DIRECTORS, OFFICERS OR OTHER STOCKHOLDERS PURSUANT TO
SECTION 5(l)

                                                                       Exhibit D

                                                November _, 2001

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated,

GOLDMAN, SACHS & CO.
D.A. DAVIDSON & CO.
     as Representatives of the several
     Underwriters to be named in the
     within-mentioned Purchase Agreement
c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
        Incorporated

North Tower
World Financial Center
New York, New York  10281-1209

Re:      PROPOSED PUBLIC OFFERING BY PLUM CREEK TIMBER COMPANY, INC.

Dear Sirs:

                  The undersigned, a stockholder and an officer and/or director of Plum Creek Timber Company, Inc., a Delaware corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Goldman, Sachs & Co. and D.A. Davidson propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company and PC Advisory Partners I, L.P. and PCMC Intermediate Holdings, L.P. providing for the public offering of shares (the "Securities") of the Company's common stock, par value $ 0.1 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder and an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 90 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

                  Notwithstanding the foregoing, the undersigned may transfer the undersigned's Securities (i) as a BONA FIDE charitable gift or gifts, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or
(iii) with the prior written consent of Merill Lynch on behalf of the Underwriters. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

                                       Very truly yours,





                                       Signature:
                                                  ------------------------------

                                       Print Name:
                                                    ----------------------------


                                      D-2